                                                Filed Pursuant to Rule 497(?)
                                                Registration File No.: 333-20635


                                                                 [ORBITEX LOGO]

                        Supplement dated August 15, 2001
                      to Prospectus dated September 1, 2000

The Orbitex Strategic Infrastructure Fund, Orbitex Internet Fund, and Orbitex Emerging Technology Fund are currently not available for purchase.

                               * * * * * * * * * *

Class C Shares of Orbitex Energy & Basic Materials Fund are currently not available for purchase.

                               * * * * * * * * * *

The "Maximum Sales Charge (Load) Imposed on Purchase" section of the "Shareholder Fees" portion of the fee table following the heading "Investor Expenses" on page 14 is replaced in its entirety with the following:

                                                                                   CLASS A      CLASS B      CLASS C
                                                                                   -------      -------      -------
                                                                                    SHARES       SHARES       SHARES
                                                                                    ------       ------       ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchase (as a % of offering price)        5.75%1        None         None

                               * * * * * * * * * *

The (i) "Initial Purchase: For ORBITEX INFO-TECH & COMMUNICATIONS FUND, ORBITEX INTERNET FUND, ORBITEX EMERGING TECHNOLOGY FUND, ORBITEX STRATEGIC INFRASTRUCTURE FUND, ORBITEX ENERGY & BASIC MATERIALS FUND, ORBITEX FINANCIAL SERVICES FUND OR ORBITEX GROWTH Fund," portion; (ii) the "Initial Purchase: For ORBITEX HEALTH & BIOTECHNOLOGY FUND or ORBITEX FOCUS 30 FUND," portion; and
(iii) the "Initial Purchase: For ORBITEX AMERIGO FUND AND ORBITEX CLERMONT FUND," portion of the "By Wire" section of the "Purchase Procedures" table on page 90 are replaced in their entirety with the following:

INITIAL PURCHASE: For ALL FUNDS, call us at 1-888-ORBITEX for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire funds to: First National Bank of Omaha, ABA No. 104000016,
Credit: Name of Fund, DDA No. 11286033, FBO: Shareholder Name, Name of Fund, Shareholder Account Number. You must also complete and mail an application to the address shown above under "By Mail."


                               * * * * * * * * * *

Circle Trust Company ("CTC") currently serves as custodian for all the Funds except for Orbitex Amerigo and Orbitex Clermont Funds. Effective August 1, 2001, CTC will also serve as custodian for the Orbitex Amerigo and Orbitex Clermont Funds. Accordingly, with regard to these Funds, the reference to State Street Bank and Trust Company on page 99 should read:


                              Circle Trust Company
                       Metro Center, One Station Place, 7S
                           Stamford, Connecticut 06902


                               * * * * * * * * * *

The paragraphs following the heading "Portfolio Manager" on pages 69, 74 and 75 of the Prospectus are replaced in their entirety with the following paragraph:

     This Fund is managed by a team of investment professionals, which is primarily responsible for day-to-day decisions regarding the Fund's investments. This team is led by Neil Feinberg, the President and Chief Investment Officer of Orbitex Management, Inc. since December 2000. Mr. Feinberg founded Nebo Management in 1999. Previously, Mr. Feinberg was employed as a Director and Senior Portfolio Manager by Mackay-Shields Financial Corp., a unit of New York Life, from 1992 to 1999. He was responsible for investing over $1 billion of total assets in four mutual funds. Mr. Feinberg had been employed as a Senior Analyst with National Securities from 1989 to 1992 and as a Senior Auditor and tax consultant at KPMG from 1984 to 1989.


                               * * * * * * * * * *

The paragraph following the heading "Portfolio Manager" on page 67 of the Prospectus is replaced in its entirety with the following paragraph:

     Michael Romanowski manages the Orbitex Info-Tech & Communications Fund. Prior to joining Orbitex in 2001, Mr. Romanowski, was a Vice President of Fortis Advisers, Inc. from 1998, where he managed equity securities. From 1995 to 1998, he was a portfolio manager for Value Line in New York, New York. From 1992 to 1995, he was a securities analyst for Conning & Co. in Hartford, Connecticut.


The following sentence should be added under "Exchanging Shares" on page 95 of the Prospectus at the end of the second sentence:


     You may also exchange Class A Shares of another Orbitex Fund from and to shares of the Orbitex Cash Reserves Fund - Investor Shares. If you had previously not paid a sales load upon your initial purchase of shares, and a load would have been imposed if you had purchased the shares directly, then you would be required to pay that load.

                               * * * * * * * * * *

On June 20, 2001, the Trust's Board of Trustees approved the selection of Orbitex Data Services, Inc., an affiliate of Orbitex Management, Inc., to assume the responsibilities of Transfer Agent of the Funds. Accordingly, all references to American Data Services, Inc. on pages 89, 90, 93, 95, 99 and 113, as well as references to Boston Financial Data Services, Inc. on page 99 should now read:

                    Orbitex Group of Funds
                    c/o  Orbitex Data Services, Inc.
                    P.O. Box 542007
                    Omaha, NE 68154

For express mail or overnight courier service, send requests to:

                    Orbitex Group of Funds
                    c/o Orbitex Data Services, Inc.
                    14707 California Street, Suite 5
                    Omaha, NE 68154